Exhibit 10.28

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”) is entered into as of June 1, 2003, by and among SMART & FINAL INC., a Delaware corporation (the “Borrower”), the Guarantors listed on the signature pages hereof, the financial institutions and other entities party hereto (the “Lenders”) and BNP PARIBAS, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders, the Administrative Agent, Harris Trust & Savings Bank, as syndication agent, and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as documentation agent, are parties to that certain Credit Agreement dated as of November 30, 2001 (as amended to date, the “Credit Agreement”). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

B. The Borrower, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as provided hereinbelow.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

Section 2. Amendment to Section 6.03(q) (Business Plan). Section 6.03(q) is hereby amended to read in its entirety as follows:

“(q) Business Plan. On or before the date that is 10 Business Days after the Borrower executes a definitive sale agreement with respect to all or a material p.ortion of its assets (and/or the assets of its Subsidiaries) located in Florida, but in no event later than August 15, 2003, a revised business plan for the principal operating units of the Borrower, in form and substance satisfactory to the Administrative Agent and the Required Lenders.

Section 3. Amendments to Synthetic Lease Documents. Upon the execution of the Synthetic Lease Documents Amendments required under Section 4(a)(iii) below, the Required Lenders shall, by notice from the Administrative Agent to the Borrower at any time within 90 days after receipt by the Lenders of the Synthetic Lease Documents Amendments, be entitled to amend the Credit Agreement to reflect any changes to the covenants or any other provisions of the Synthetic Lease Documents that the Required Lenders consider more favorable than the corresponding provisions in the Credit Agreement.

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

(i) Amendment Documents. This Amendment and any other instrument, document or certificate required by the Administrative Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the “Amendment Documents”);

(ii) Consent of Required Lenders. The written consent of the Required Lenders to this Amendment;

(iii) Amendment to Synthetic Lease Documents. Evidence that (A) the covenant to deliver a business plan contained in the Synthetic Lease Documents has been amended in the same manner as set forth in this Amendment and (B) any conforming changes to the Synthetic Lease Documents reasonably requested by the Administrative Agent have been made (collectively, the “Synthetic Lease Documents Amendments”);

(iv) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b) The representations and warranties contained herein and in the Credit Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent.

(d) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower’s certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an

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earlier date, in which case such representations and warranties are true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

Section 6. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 7. Certain Waivers. The Borrower and each Guarantor hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted pursuant hereto, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom. This Section 7 shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.

Section 8. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

Section 9. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

Section 11. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a

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signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement, and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

Section 13. Ratification By Guarantors. Each of the Guarantors hereby agrees to this Amendment and acknowledges that such Guarantor’s Guaranty shall remain in full force and effect without modification thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SMART & FINAL INC., as Borrower

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

AMERICAN FOODSERVICE DISTRIBUTORS

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

SMART & FINAL STORES CORPORATION

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

SMART & FINAL OREGON, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

PORT STOCKTON FOOD DISTRIBUTORS, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President—Finance

HENRY LEE COMPANY

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President—Finance

AMERIFOODS TRADING COMPANY

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

CASINO FROZEN FOODS, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice president & Chief Financial Officer

FOODSERVICESPECIALISTS.COM, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

OKUN PRODUCE INTERNATIONAL, INC.

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

HL HOLDING CORPORATION

By:	/s/ RICHARD N. PHEGLEY
Name:	Richard N. Phegley
Title:	Senior Vice President & Chief Financial Officer

BNP PARIBAS, as Administrative Agent and a Lender

By:	/s/ SEAN T. CONLON
Name:	Sean T. Conlon
Title:	Managing Director

By:	/s/ JANICE S. H. HO
Name:	Janice S. H. Ho
Title:	Director

HARRIS TRUST & SAVINGS BANK as Syndication Agent and a Lender

By:	/s/ C. SCOTT PLACE
Name:	C. Scott Place
Title:	Vice President

COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ BRADFORD F. SCOTT
Name:	Bradford F. Scott
Title:	Executive Director

By:	/s/ IAN REECE
Name:	Ian Reece
Title:	Managing Director

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ ERIC DULOT
Name:	Eric Dulot
Title:	Vice President

By:	/s/ ERIC LONGUET
Name:	Eric Longuet
Title:	Vice President

COBANK, ACB

By:	/s/ S. RICHARD DILL
Name:	S. Richard Dill
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ PETER THOMPSON
Name:	Peter Thompson
Title:	Vice President

CITY NATIONAL BANK

By:	/s/ MIKE CIRLIN
Name:	Mike Cirlin
Title:	Vice President

RZB FINANCE LLC

By:	/s/ JOHN A. VALISKA
Name:	John A. Valiska
Title:	Group Vice President

By:	/s/ CHRISTOPH HOEDL
Name:	Christoph Hoedl
Title:	Vice President

BANK OF THE WEST

By:	/s/ DANNY FLORES
Name:	Danny Flores
Title:	Syndications Officer

PREFERRED BANK

By:	/s/ WALT DUCHANIN
Name:	Walt Duchanin
Title:	Executive Vice President